UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 10, 2014

Cadiz Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-12114 (Commission File Number)	77-0313235 (IRS Employer Identification No.)
550 South Hope Street, Suite 2850, Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

Registrant’s telephone number, including area code:  (213) 271-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

    On November 10, 2014, Cadiz Inc. (the “Company”) entered into definitive Securities Purchase Agreement (the “Purchase Agreement”) with an investor (the “Investor”), relating to a registered offering (the “Offering”) of 100,000 shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), to the Investor.  The Shares were sold at a price of $10.1751 per share, yielding estimated proceeds to the Company of $1,017,510.  The offering price per share was determined by reference to the recent volume weighted average closing price of the Company’s common stock.  The offering and issuance of the Shares were made pursuant to an effective Registration Statement on Form S-3, Registration No. 333-190288.

    A copy of the form of Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  The description of the material terms of the Purchase Agreement contained in this Current Report is qualified in its entirety by reference to Exhibit 10.1.

Item 8.01     Other Events

    The closing of the Offering occurred on November 14, 2014.  Together with the closing on November 12, 2014 of the previously-disclosed registered offering of shares of the Company’s Common Stock pursuant to a Securities Purchase Agreement dated November 7, 2014 between the Company and the investor party thereto, the Company issued 1,290,000 shares of Common Stock for estimated proceeds of $13,055,879.

    As previously disclosed, the Company is also offering up to 338,869 shares of Common Stock to certain holders of the Company’s convertible debt securities, on the same terms as the Offering, pursuant to existing participation rights provided for those securities.  Those holders may elect to purchase their pro rata share under the participation rights in whole or in part prior to 5:00 P.M. Eastern Time on November 24, 2014.

Item 9.01     Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit No.	Description
5.1	Opinion of Cadwalader, Wickersham & Taft LLP
10.1
Form of Securities Purchase Agreement, dated as of November 7, 2014, by and between Cadiz Inc. and the purchasers party thereto (filed with the Company’s Form 8-K filed November 10, 2014 (File No. 000-12114)).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadiz Inc.

By:	/s/ Timothy J. Shaheen
Timothy J. Shaheen
Chief Financial Officer

Dated:  November 14, 2014

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Cadwalader, Wickersham & Taft LLP
10.1
Form of Securities Purchase Agreement, dated as of November 7, 2014, by and between Cadiz Inc. and the purchasers party thereto (filed with the Company’s Form 8-K filed November 10, 2014 (File No. 000-12114)).

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